Income Taxes	12 Months Ended
Dec. 31, 2015
Income Taxes [Abstract]
Income Taxes

Note 9 — Income Taxes

We have identified our federal and Massachusetts state tax returns as “major” tax jurisdictions. The periods our income tax returns are subject to examination for these jurisdictions are 2012 and 2015. We believe our income tax filing positions and deductions will be sustained on audit, and we do not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

At December 31, 2015, we had available net operating loss carry-forwards for federal and state income tax reporting purposes of $312.0 million and $1.4 million, respectively, and had available tax credit carry-forwards for federal and state income tax reporting purposes of $10.6 million and $0.1 million, which are available to offset future taxable income. Portions of these carry-forwards will expire through 2035 if not otherwise utilized. We have not performed a formal analysis, but our ability to use such net operating losses and tax credit carry-forwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, and such limitation could significantly impact our ability to realize these deferred tax assets.

Our net deferred tax assets, liabilities and valuation allowance are as follows:

	Year Ended December 31,
(In thousands)	2014	2015
Deferred tax assets:
Net operating loss carryforwards	$108,348	$106,312
Tax credit carryforwards	10,696	10,696
Depreciation and amortization	3,709	3,872
Other	185	351
Total deferred tax assets	122,938	121,231
Valuation allowance	(122,938)	(121,231)
Net deferred tax assets	-	-
Deferred tax liabilities:
Intangible assets	(2,345)	(2,345)
Net deferred tax liabilities	$(2,345)	$(2,345)

We record a valuation allowance in the full amount of our net deferred tax assets since realization of such tax benefits has been determined by our management to be less likely than not. The valuation allowance increased $0.36 million and decreased $1.71 million during 2014 and 2015, respectively.

In 2014 and 2015, there was no income tax benefit or recorded expense primarily due to the non-taxable change in fair value liability for price adjustable warrants and the change in valuation allowance.